UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
                                                       ---

FILED BY THE REGISTRANT  /X/

FILED BY A PARTY OTHER THAN THE REGISTRANT  / /

CHECK THE APPROPRIATE BOX:


/ /  PRELIMINARY PROXY STATEMENT
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY ( AS PERMITTED BY RULE 14a-6 (e) (2) )
/X/  DEFINITIVE PROXY STATEMENT
/ /  DEFINITIVE ADDITIONAL MATERIALS

/ /  SOLICITING MATERIAL PURSUANT TO RULE 14a-11 (c) OR RULE 14a-12

                            COMMUNITY WEST BANCSHARES
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
      (NAME OF PERSON (S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

/X/  NO FEE REQUIRED.

/ /  FEE COMPUTED ON TABLE BELOW PER  EXCHANGE ACT RULES 14a-6(I) (1) AND 0-11.

     (1)  TITLE  OF  EACH  CLASS  OF  SECURITIES  TO WHICH TRANSACTION APPLIES:

          ---------------------------------------------------------------------

     (2)  AGGREGATE  NUMBER  OF  SECURITIES  TO  WHICH  TRANSACTION  APPLIES:

          ---------------------------------------------------------------------

     (3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED:

          ---------------------------------------------------------------------

     (4)  PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

          ---------------------------------------------------------------------

     (5)  TOTAL FEE PAID:

          ---------------------------------------------------------------------

/ /  FEE  PAID  PREVIOUSLY  WITH  PRELIMINARY  MATERIALS.

/ / CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11 (a) (2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     (1)  AMOUNT PREVIOUSLY PAID

          ---------------------------------------------------------------------

     (2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NUMBER:

          ---------------------------------------------------------------------

     (3)  FILING PARTY:

          ---------------------------------------------------------------------

     (4)  DATE FILED:

          ---------------------------------------------------------------------

                            COMMUNITY WEST BANCSHARES
                                445 Pine Avenue
                          Goleta, California 93117-3474
                            Telephone: (805) 692-5821

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 26, 2005

     NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders (Meeting) of Community West Bancshares (Company) will be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, on Thursday, May 26, 2005, at 6:00 P.M. Pacific Daylight Time, for the purpose of considering and voting on the following matters:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company (Board) to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

                    Robert H. Bartlein      William R. Peeples
                    Jean W. Blois           James R. Sims, Jr.
                    John D. Illgen          Kirk B. Stovesand
                    Lynda J. Nahra          C. Richard Whiston

     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or postponements thereof.

     The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting and shareholders are encouraged to read it in its entirety.

     The Board has fixed the close of business on March 31, 2005 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

     As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board. All proposals set forth above are proposals of the Company. It is expected that these materials will be mailed to shareholders on or about April 15, 2005.

     The Bylaws of the Company provide for the nomination of Directors in the following manner:

     "Nominations for election of members of the board of directors may be made by the board of directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the notice of the meeting at which such nomination is to be made) shall be made in writing and shall be delivered or mailed to the president of the corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors and no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.4 of these Bylaws; provided, however, that if ten (10) days notice of such meeting is sent to shareholders, such notice of intention to nominate must be received by the president of the corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the corporation owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged a bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance herewith shall be disregarded by the chairman of the meeting and, upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee. A copy of the preceding paragraph shall be set forth in the notice to shareholders of any meeting at which directors are to be elected."

     SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THE MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE BOARD. ANY SHAREHOLDER WHO EXECUTES AND DELIVERS SUCH A PROXY HAS THE RIGHT TO REVOKE IT AT ANY TIME BEFORE IT IS EXERCISED BY GIVING WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, BY SUBMITTING PRIOR TO THE MEETING A PROPERLY EXECUTED PROXY BEARING A LATER DATE OR BY BEING PRESENT AT THE MEETING AND ELECTING TO VOTE IN PERSON BY ADVISING THE CHAIRMAN OF THE MEETING OF SUCH ELECTION.

     PLEASE  INDICATE  ON  THE  PROXY  WHETHER  OR  NOT YOU EXPECT TO ATTEND THE
MEETING  SO  THAT  THE  COMPANY  CAN  ARRANGE  FOR  ADEQUATE  ACCOMMODATIONS.

                                       By Order of the Board of Directors,

                                       John D. Illgen, Secretary


Dated:  April 8, 2005
Goleta, California



                           ANNUAL REPORT ON FORM 10-K

     COPIES OF THE COMPANY'S 2004 ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ARE AVAILABLE UPON REQUEST TO: CHARLES G. BALTUSKONIS, EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, COMMUNITY WEST BANCSHARES, 445 PINE AVENUE, GOLETA, CA 93117-3474, TELEPHONE (805) 692-5821, ON THE COMPANY'S WEBSITE AT WWW.COMMUNITYWEST.COM AND ON THE WEBSITE OF THE SECURITIES AND EXCHANGE COMMISSION AT WWW.SEC.GOV.

                            COMMUNITY WEST BANCSHARES
                                 445 PINE AVENUE
                          GOLETA, CALIFORNIA 93117-3474
                            --------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 26, 2005
                            --------------------------
                       SOLICITATION AND VOTING OF PROXIES

     Community West Bancshares (Company or CWBC) is furnishing this Proxy Statement to its shareholders in connection with the solicitation by the Board of Directors (Board) of proxies to be used at the Annual Meeting (Meeting) of Shareholders, to be held on Thursday, May 26, 2005 at 6:00 P.M. PDT at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California 93110, and at any and all adjournments and postponements thereof, and, the designated proxyholders (Proxyholders) are members of the Company's management. Only shareholders of record (shareholders) on March 31, 2005 (Record Date) are entitled to notice of and to vote in person or by proxy at the Meeting or any adjournment or postponement thereof. This Proxy Statement and the enclosed proxy card (Proxy) first will be mailed to shareholders on or about April 15, 2005. The Company's Annual Report to Shareholders, including consolidated financial statements for the year ended December 31, 2004, accompanies this Proxy Statement.

     Regardless of the number of shares of Common Stock of the Company (Common Stock) owned, it is important that the holders of a majority of shares be represented by proxy or be present in person at the Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE
BOARD WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR ALL NOMINEES" FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT. If any other business is properly presented at the Meeting, the Proxy will be voted in accordance with the recommendations of the Board.

     Other than the matters set forth on the attached Notice of the Meeting, the Board knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers to the designated Proxyholders discretionary authority to vote the shares in accordance with the recommendations of the Board on such other business, if any, that may properly come before the Meeting and at any adjournments or postponements thereof, including whether or not to adjourn the Meeting.

     You may revoke your Proxy at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed Proxy bearing a later date, or by attending the Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need to provide appropriate documentation from the record holder to vote personally at the Meeting.

     The following matters will be considered and voted upon at the Meeting:

     1. ELECTION OF DIRECTORS. To elect eight persons to the Board of Directors of the Company to serve until the 2006 Annual Meeting of Shareholders and until their successors are elected and have qualified. The following persons are the Board of Directors' nominees:

                    Robert H. Bartlein     William R. Peeples
                    Jean W. Blois          James R. Sims, Jr.
                    John D. Illgen         Kirk B. Stovesand
                    Lynda J. Nahra         C. Richard Whiston

     2. OTHER BUSINESS. Transacting such other business as may properly come before the Meeting and any adjournment or postponements thereof.

     This solicitation of proxies is being made by the Board. The expense of solicitation of proxies for the Meeting will be borne by the Company. It is anticipated that proxies will be solicited primarily through the use of the mail. Proxies may also be solicited personally or by telephone by Directors, officers and employees of the Company, and its wholly-owned subsidiary, Community West Bank (CWB), formerly Goleta National Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, that are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. The total estimated cost of the solicitation is $5,000.

                                VOTING SECURITIES

     The securities that may be voted at the Meeting consist of shares of Common Stock. The close of business on March 31, 2005 has been fixed by the Board as the Record Date for the determination of shareholders of record entitled to notice of and to vote at the Meeting and at any adjournment or postponements thereof. The total number of shares of Common Stock outstanding on the Record Date was 5,745,014 shares. Each shareholder is entitled to one vote, in person or by proxy, for each share as of the Record Date, except that in the election of Directors, each shareholder has the right to cumulate provided that the candidates' names have been properly placed in nomination prior to commencement of voting and a shareholder has given notice of their intention to cumulate votes prior to commencement of voting. Cumulative voting entitles a shareholder to give one candidate a number of votes equal to the number of Directors to be elected, multiplied by the number of shares of Common Stock held by that Shareholder, or to distribute such votes among as many candidates as the shareholder deems fit. The Company is soliciting authority to cumulate votes in the election of Directors, and the enclosed Proxy grants discretionary authority for this purpose. The candidates receiving the highest number of votes, up to the number of Directors to be elected, will be elected.

     Of the shares of Common Stock outstanding on the Record Date, 1,062,084 shares of Common Stock (18.49%) of the issued and outstanding shares of Common Stock were beneficially owned by Directors and executive officers of the Company. Such persons have informed the Company that they will vote "FOR" the election of the nominees to the Board. Under California law and the Company's Bylaws, a quorum consists of the presence in person or by proxy of a majority of the shares entitled to vote at the Meeting, and a matter (other than the election of Directors) voted on by Shareholders will be approved if it receives the vote of a majority of the shares both present and voting, which shares also constitute a majority of the required quorum, unless the vote of a greater number of shares is required. Abstentions and broker non-votes will be included in the number of shares present at the Meeting and entitled to vote for the purpose of determining the presence of a quorum. Accordingly, in the event the number of shares voted affirmatively does not represent a majority of the required quorum, abstentions and broker non-votes will have the effect of a "no" vote. Abstentions and broker non-votes do not have the effect of votes in opposition to any nominee for election of Director.

     If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board nominees.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE
                                    OFFICERS

     The following table sets forth certain information as of the Record Date, concerning the beneficial ownership of the Company's outstanding Common Stock by persons (other than depositories) known to the Company to own more than 5% of the Company's outstanding Common Stock, by the Company's Directors and executive officers, and by all Directors and executive officers of the Company as a group. Management is not aware of any change in control of the Company that has occurred since January 1, 2004, or any arrangement that may, at a subsequent date, result in a change in control of the Company.

     Except as indicated, the address of each of the persons listed below is c/o Community West Bancshares, 445 Pine Avenue, Goleta, CA.

                                                    NUMBER OF SHARES OF    NUMBER OF SHARES   PERCENT OF CLASS
                                                       COMMON STOCK       SUBJECT TO VESTED     BENEFICIALLY
NAME AND TITLE                                     BENEFICIALLY OWNED(1)   STOCK OPTIONS(2)       OWNED(2)
-------------------------------------------------  ---------------------  ------------------  -----------------
CHARLES G. BALTUSKONIS, Executive Vice President                   7,600              7,000                  *
  and Chief Financial Officer, CWBC and CWB

ROBERT H. BARTLEIN, Director, Chairman of the                    135,762             13,545               2.59%
  Board, CWB

JEAN W. BLOIS, Director                                           58,824             15,099               1.28%

CYNTHIA M. HOOPER, Senior Vice President, CWB (3)                  9,600             11,000                  *

JOHN D. ILLGEN, Director                                          46,956             27,959               1.30%

INVESTORS OF AMERICA LIMITED PARTNERSHIP, FIRST                  716,996                  -              12.48%
  BANKS, INC. AND ALLEN H. BLAKE (4)

BERNARD R. MERRY, Senior Vice President, CWB (3)                       -             19,000                  *

LYNDA J. NAHRA, Director, President and Chief                      6,330             51,800               1.00%
  Executive Officer, CWBC and CWB

WILLIAM R. PEEPLES, Director, Chairman of the                    778,757                  -              13.56%
  Board, CWBC (5)

JAMES R. SIMS, JR., Director                                      22,385             27,959                .87%

KIRK B. STOVESAND, Director                                        2,600              5,000                  *

WILLIAM VIANI, Executive Vice President, CWB                           -             11,000                  *

C. RICHARD WHISTON, Director                                       2,870              5,000                  *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP                1,062,084            164,362              20.75%
  (10 in number) (3)

*    Less than .5%

(1) Includes shares beneficially owned, directly and indirectly, together with associates, except for shares subject to vested stock options and outstanding warrants. Also includes shares held as trustee and held by or as custodian for minor children. Unless otherwise noted, all shares are held as community property under California law or with sole investment and voting power.

(2) Shares subject to options held by Directors or executive officers that are exercisable within 60 days after the Record Date (vested) are treated as issued and outstanding for the purpose of computing the percent of the class owned by such person, but not for the purpose of computing the percent of class owned by any other person.

(3) This person is not a named executive officer, but is a key officer of the Company. As such, shares are not included in the line totals for "All Directors and Executive Officers as a Group".

(4)  Address is: 135 North Meramec, Clayton, MO 63105.

     Total shares include 568,696 in name of Investors of America Limited Partnership; 146,300 in name of First Banks, Inc.; and, 2,000 shares in name of Allen H. Blake.

     - The securities owned by First Banks, Inc. may be deemed to be indirectly owned by Allen H. Blake, President and Chief Executive Officer of First Banks, Inc., and by Investors of America Limited Partnership, First Securities America, Inc., General Partner. Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc. and First Banks, Inc. Allen H. Blake and Investors of America Limited Partnership disclaim beneficial ownership of these securities.

     - The securities owned by Investors of America Limited Partnership may be deemed to be indirectly owned by First Banks, Inc. and by Allen
          H. Blake, President and Chief Executive Officer of First Banks, Inc. Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Securities America, Inc., the General Partner of Investors of America Limited Partnership, and First Banks, Inc. Allen
          H. Blake and First Banks, Inc. disclaim beneficial ownership of these securities.

     - The securities owned by Allen H. Blake may be deemed to be indirectly owned by First Banks, Inc. and Investors of America Limited Partnership. Allen H. Blake is President and Chief Executive Officer of First Banks, Inc. Members of the Dierberg Family and the Dierberg Family Trusts are shareholders of First Banks Inc. and First Securities America, Inc., the General Partner of Investors of America Limited Partnership. First Banks, Inc. and Investors of America Limited Partnership disclaim beneficial ownership of these securities.

(5) Includes 173,922 shares held by Mr. Peeples' spouse, concerning which Mr. Peeples disclaims beneficial ownership.

PROPOSAL 1

                              ELECTION OF DIRECTORS

DIRECTORS AND EXECUTIVE OFFICERS

     The Company's Bylaws provide that the authorized number of Directors shall be not less than six nor more than 11, with the exact number of Directors fixed from time to time by resolution of a majority of the Board or by resolution of the shareholders. The number of Directors is currently fixed at eight.

     At the Meeting, eight persons will be elected to serve as Directors of the Company until the 2006 Annual Meeting and until their successors are elected and have qualified. The eight persons named below, all of whom are currently Directors of the Company, have been nominated by the Board for re-election. A Proxy that is submitted with the instruction "FOR all nominees listed" or without instructions will be voted in such a way as to effect the election of all eight nominees, or as many thereof as possible. In the event that any of the nominees should be unable to serve as a Director, it is intended that the Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

     Pursuant to Nasdaq Stock Market (NASD) Rule 4200 (a) 15, the Board has made an affirmative determination that the following members of the Board are "independent" within the meaning of such rule: Robert H. Bartlein, Jean W. Blois, John D. Illgen, William R. Peeples, James R. Sims, Jr., Kirk B. Stovesand and C. Richard Whiston. As such, pursuant to NASD Rule 4350 (c) (1), a majority of the members of the Board and all the members of the Audit Committee are "independent" as so defined.

     The following persons have been nominated for election by the Board:

                    Robert H. Bartlein     William R. Peeples
                    Jean W. Blois          James R. Sims, Jr.
                    John D. Illgen         Kirk B. Stovesand
                    Lynda J. Nahra         C. Richard Whiston

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES.

INFORMATION ABOUT THE NOMINEES

ROBERT H. BARTLEIN (AGE 57)

     Mr. Bartlein has been a member of the Board of CWBC since its inception in 1997 and a founder and Director of CWB since 1989. Mr. Bartlein serves on CWBC's Nominating and Corporate Governance Committee and is Chairman of the Board of CWB, Chairman of the Loan Committee and a member of the Executive
Committee. He is President and CEO of Bartlein & Company, Inc., founded in 1969, which is a property management company with four California offices as well as offices in other states. He is a graduate of the University of Wisconsin - Madison, with a degree in Finance, Investments and Banking, and did post-graduate study at the University of Wisconsin - Milwaukee. Mr. Bartlein is past President and a Director of the American Lung Association of Santa Barbara and Ventura Counties.

JEAN W. BLOIS (AGE 77)

     Mrs. Blois has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. She is Chairman of CWB's Personnel / Compensation Committee and a member of the Asset / Liability Committee. She co-founded Blois Construction, Inc. and served in a financial capacity before retirement. She formed her own consulting firm, Jean to the Rescue. Mrs. Blois graduated with a BS from the University of California, Berkeley. She served as a Trustee of the Goleta Union School District for 13 years, a Director of the Goleta Water District for 10 years and is currently a council member for the City of Goleta and, in 2005, serves as Mayor.

JOHN D. ILLGEN (AGE 60)

     Mr. Illgen has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. He is Secretary of the Board of CWBC and a member of the Nominating and Corporate Governance Committee, Chairman of CWB's Asset / Liability Committee and a member of the Personnel / Compensation and Compliance Committees. Mr. Illgen is a Vice President and a Director of Northrop Grumman Simulation Technologies Corp. (NGC). He was Founder (1988), President and Chairman of Illgen Simulation Technologies, Inc. until its merger with NGC in December 2003. Mr. Illgen is a Director of the National Defense Industry Association and appears on General Alexander Haig's "World Business Review" as an industry expert in information systems, modeling and simulation. Mr. Illgen is an honorary member of the Santa Barbara Scholarship Foundation Board and a Past President (1979-80) of Goleta Rotary Club.

LYNDA J. NAHRA (AGE 54)

     Ms. Nahra has been President and Chief Executive Officer of CWB since 2000, and of CWBC since February 2004, after serving in various positions of increasing responsibility for CWB since 1997. Ms. Nahra is a member of CWB and CWBC's Boards and serves on CWB's Loan, Asset / Liability, Compliance, Management Succession and Disclosure Committees. Her banking career began in 1970 with Bank of America and her banking experience has included management positions in operations, consumer and commercial lending, sales, private banking and corporate banking. Ms. Nahra serves as a Director of Women's Economic Ventures and the Girl Scouts of Tres Condados, is a Finance Committee member for the Goleta Montessori Center School and the Santa Barbara United Way and is a member of Montecito Rotary

Club. Ms. Nahra's educational background is from California Western University in San Diego and Pacific Coast Banking School.

WILLIAM R. PEEPLES (AGE 62)

     Mr. Peeples is Chairman of the Board of CWBC and a founder and Director of CWB since 1989. Mr. Peeples is Chairman of CWBC's Audit, Nominating and Corporate Governance Committees and serves on CWB's Loan, Personnel / Compensation, Executive and Management Succession Committees. Mr. Peeples served in various financial capacities, including President and Chief Financial Officer of Inamed Corporation from 1985 to 1987. He also was a founder and Chief Financial Officer of Nusil Corporation and Imulok Corporation from 1980 to 1985. Mr. Peeples has been active as a private investor and currently serves as Managing General Partner of two real estate partnerships. Mr. Peeples holds a BBA from the University of Wisconsin - Whitewater, and an MBA from Golden Gate University, Air Force on-base program.

JAMES R. SIMS JR. (AGE 69)

     Mr. Sims has been a member of the Board of CWBC since its inception in 1997 and of CWB since 1989. Mr. Sims serves on CWB's Compliance and Audit Committees and previously served on the Finance Committee. Mr. Sims is a real estate broker whose career began in 1970 in Santa Barbara. He is a past President of the Santa Barbara Board of Realtors, Chairman of the Multiple Listing Service and served in 1984 as Regional Vice President of the California Association of Realtors. Mr. Sims served on the Santa Barbara Coastal Housing Association seeking affordable housing and he developed three Residential Care Facilities for the elderly in Camarillo that he operated until his retirement in 2000.

KIRK B. STOVESAND (AGE 42)

     Mr. Stovesand has been a member of the Board of CWBC and CWB since May 2003. Mr. Stovesand serves on CWB's Audit and Asset/Liability Committees and is Secretary of CWB's Board. He is a partner of Walpole & Co., founded in 1974, which is a Certified Public Accounting and Consulting firm. Mr. Stovesand has served on the boards of both for-profit and not-for-profit organizations. He is a graduate of the University of California Santa Barbara with a degree in Business Economics. Mr. Stovesand received a Masters Degree in Taxation from Golden Gate University and a Master Certificate in Global Business Management from George Washington University. He is a Certified Financial Planner, certified in mergers and acquisitions, and a member of the American Institute of Certified Public Accountants.

RICHARD C. WHISTON (AGE 68)

     Mr. Whiston has been a member of the Board of CWBC and CWB since June 2004. He serves on CWBC's Audit Committee and CWB's Loan Committee. Mr. Whiston was a partner in the Santa Barbara law firm of Mullen, McCaughey & Henzell. He served from 1983 to 1985 as Principal Deputy General Counsel and as Chief of Legal Services, U.S. Army, and later returned to private practice of law. Mr. Whiston was appointed as Principal Deputy Assistant Secretary of the Army for Manpower and Reserve Affairs in July 2001, and as Special Assistant to the Secretary of the Army from October 2001 to August 2003. He received a BA and a JD from the University of California, Berkeley and served in the U.S. Army.

     None of the Directors or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the Directors and executive officers of the Company, acting within their capacities as such. The Company knows of no family relationships between the Directors and executive officers of the Company, nor do any of the Directors or executive officers of the Company serve as Directors of any other company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 (Exchange Act) or any investment company registered under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

EXECUTIVE AND CERTAIN OTHER KEY OFFICERS (not members of the Board)

     The following sets forth, as of the Record Date, the names and certain other information concerning executive and certain other key officers of the Company, in addition to the executive officer who is nominated for election as a Director.

CHARLES G. BALTUSKONIS (AGE 54)

     Mr. Baltuskonis, Executive Vice President and Chief Financial Officer of CWBC and CWB, has been with the Company since November 2002. He served as Senior Vice President and Chief Accounting Officer of Mego Financial Corporation from 1997 to 2002, and Senior Vice President and Controller of TAC Bancshares from 1995 to 1997. Prior to that, he was Chief Financial Officer of F&C Bancshares and of First Coastal Corporation and a Senior Manager with the public accounting firm of Ernst & Young, specializing in services to financial institutions. Mr. Baltuskonis is a certified public accountant, a member of the American Institute of Certified Public Accountants and Financial Managers
Society,  and  holds  a  BS  from  Villanova  University.

CYNTHIA M. HOOPER (AGE 42)

     Ms. Hooper, Senior Vice President, SBA Lending, has been with CWB since 1989. She started at CWB in commercial lending and currently manages the SBA underwriting and processing unit, which underwrites and processes loans for 15 Preferred Lender territories in nine states. Prior to serving at CWB, she was in commercial lending at City Commerce Bank. Ms. Hooper is a member of the National Association of Government Guaranteed Lenders and has served as a Director of the Goleta Chamber of Commerce.

BERNARD R. MERRY (AGE 57)

     Mr. Merry, Senior Vice President, Mortgage, has been with CWB since 1998. His CWB roles have included HUD Administrator and head of Alternative Mortgage Products. He was named Mortgage Division Manager in November 2001. Currently, Mr. Merry oversees CWB's Retail and Wholesale Mortgage Departments. He formerly was a Vice President for ITT Financial Services for 24 years managing their West Coast Broker Division and California Real Estate Collection Department. Mr.
Merry worked as a consultant for Option One Mortgage Corporation and as Assistant Vice President for Cityscape Mortgage Corporation, opening its Western States operation.

WILLIAM VIANI (AGE 57)

     Mr. Viani, Executive Vice President and Credit Administrator of CWB, has been with the Company since 1996. He has held various positions with CWB, most recently Senior SBA Loan Officer. Mr. Viani began his banking career with Crocker National Bank and his experience includes commercial credit, special assets and corporate banking. From 1993 to 1996, he was with El Camino National Bank, serving as President and Chief Executive Officer from 1995 to 1996. From 1988 to 1993, he was Senior Lending Officer with Ventura County National Bank. Mr. Viani is a member of Risk Management Associates and holds a BS in Economics from Loyola University and an MA from the University of Southern California.

              CERTAIN INFORMATION REGARDING THE BOARD OF DIRECTORS

MEETINGS AND COMMITTEES

     The Board met 13 times (12 regular meetings and one special meeting) during the year ended December 31, 2004, and had the following standing committees that met during the year: Audit Committee, Personnel / Compensation Committee and Nominating and Corporate Governance Committee. In addition, the Company's Directors served on the Board of Directors of CWB, including the various committees established by that subsidiary. During 2004, none of the Company's Directors attended less than 75% of the Company's Board meetings and meetings of committees on which they served. All the Board members attended the 2004 Annual Meeting of Shareholders.

     The Audit Committee is composed of four independent Directors: Messrs. Peeples, Sims, Stovesand and Whiston. This Committee is responsible for review of all internal and external examination reports and selection of the Company's independent auditors. The Audit Committee met six times during 2004.

     The Nominating and Corporate Governance Committee is composed of three independent Directors: Messrs. Peeples, Bartlein and Illgen. The Committee is responsible for recommendations regarding the Board's composition and structure and policies and processes regarding overall corporate governance. The Committee met once during 2004.

     The  Personnel  /  Compensation  Committee is composed of three independent
Directors: Mrs. Blois and Messrs. Illgen and Peeples. The Committee is responsible for determining executive compensation. This Committee met three times during 2004.

SHAREHOLDER  COMMUNICATION  WITH  DIRECTORS

     Shareholders may communicate directly with the Board by writing to:

     William R. Peeples, Chairman of the Board of Directors
     Community West Bancshares
     445 Pine Avenue
     Goleta, CA 93117-3474

DIRECTORS' COMPENSATION

     There were no CWBC Director fees paid during 2004.

     CWB's non-employee Directors are paid for attendance at Board meetings at the rate of $1,000 for each regular Board meeting and $200 for each committee meeting. If a Director attends a meeting by telephone, only 25% of the above fee is received. Also, in 2004, each non-employee Director, with the exception of Mr. Whiston, received compensation of $4,000. Mr. Whiston, as a Director for only part of the year, received $2,000.

AUDIT  COMMITTEE  REPORT

     The Report of the Audit Committee of the Board shall not be deemed filed under the Securities Act of 1933 (Securities Act) or under the Exchange Act.

     The Board maintains an Audit Committee comprised of four of the Company's Directors, who each met the independence and experience requirements of NASD
Rule 4350 (c) (1). The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company. The Audit Committee operates under a written charter, which was last amended and ratified on December 16, 2004, and is assessed annually for adequacy by the Audit Committee. The Charter is attached as Appendix A of this Proxy Statement.

     Based on the attributes, education and experience requirements required by NASD Rule 4350 (d) (2) (A), the requirements set forth in section 407 of the Sarbanes-Oxley Act of 2002 and associated regulations, the Board has identified William R. Peeples as an "Audit Committee Financial Expert" as defined under
Item  401  (h)  of  Regulation  S-K,  and  has determined him to be independent.

     Management is responsible for the preparation of the Company's financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

     - Reviewed and discussed with management the audited financial statements contained in the Company's Annual Report on Form 10-K for fiscal 2004; and

     - Obtained from management their representation that the Company's financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

     The Company's independent auditors, Ernst & Young LLP (Ernst), are responsible for performing an audit of the Company's financial statements in accordance with the auditing standards generally accepted in the United States and expressing an opinion on whether the Company's financial statements present fairly, in all material respects, the Company's financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

     - Discussed with Ernst the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees), and Section 204 of the Sarbanes-Oxley Act of 2002; and

     - Received and discussed with Ernst the written disclosures and the letter from Ernst required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2004 was compatible with their independence.

     In addition, the Company received a letter from Ernst to the effect that Ernst's audit of the Company was subject to its quality control system for the United States accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Ernst personnel working on the audit and the availability of national office consultation.

     In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company's financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's auditors are independent.

     Based upon the reviews and discussions described above, and the report of Ernst, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission.

                                   THE  AUDIT  COMMITTEE

                                   William  R.  Peeples,  Chairman
                                   James  R.  Sims,  Jr.
                                   Kirk  B.  Stovesand
                                   C.  Richard  Whiston

Dated:  March 24, 2005

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Company's Nominating and Corporate Governance Committee (NCGC Committee) was established in February 2004 and the committee charter (Charter) was approved in March 2004. The NCGC Committee, consisting of three independent Directors, makes recommendations to the Board regarding the Board's composition and structure, nominations for elections of Directors and policies and processes regarding principles of corporate governance to ensure the Board's compliance with its fiduciary duties to the Company and its shareholders. The NCGC Committee reviews the qualifications of, and recommends to the Board, candidates as additions, or to fill Board vacancies, if any were to occur during the year.

     The NCGC Committee will consider, as part of its nomination process, any director candidate recommended by a shareholder of the Company who follows the procedures in this Proxy Statement shown under the heading "2006 Shareholder Proposals". The NCGC Committee will follow the processes in the Charter when identifying and evaluating overall Board composition and individual nominees to the Board.

     Additional information regarding (i) the NCGC Committee's policy with regard to the consideration of any Director candidates recommended by security holders and related procedures to be followed by security holders in submitting such recommendations, (ii) minimum qualifications of Director candidates, and
(iii) the NCGC Committee's process for identifying and evaluating nominees for Directors, is incorporated herein by reference to the Charter. A copy of the Charter is included as Appendix A to the Company's 2004 Proxy Statement, as filed with the SEC on April 19, 2004, and is available on the SEC's website at www.sec.gov.

PERSONNEL / COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The  Personnel / Compensation Committee (PC Committee) is composed of three
Directors: Mrs. Blois, and Messrs. Illgen and Peeples, none of whom served as an officer of the Company or of its subsidiaries. The Company's executive officers have represented to the Company that none of them served on the Board or PC Committee, or in an equivalent capacity, of another entity.

PERSONNEL / COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Report of the PC Committee of the Board shall not be deemed to be filed under the Securities Act or under the Exchange Act.

     The PC Committee was responsible for reviewing and approving the Company's overall compensation and benefit programs and for administering the compensation of the Company's executive and senior officers.

     The PC Committee's functions and objectives are: (i) to determine the competitiveness of current base salary, annual incentives and long-term incentive relative to specific competitive markets for the President; (ii) to develop a performance review mechanism that has written objectives and goals which are used to make salary increase determinations; (iii) to develop an annual incentive plan for senior management; and (iv) to provide guidance to the Board in its role in establishing objectives regarding executive compensation. The PC Committee's overall compensation philosophy is as follows: (i) to attract and retain quality talent which is critical to both short-term and long-term success; (ii) to reinforce strategic performance objectives through the use of incentive compensation programs; (iii) to create a mutuality of interest between executive and senior officers and shareholders through compensation structures that share the rewards and risks of strategic decision-making; and (iv) to encourage executives to achieve substantial levels of ownership of stock in the Company.

     The compensation package offered to executive officers consists of a mix of salary, incentive bonus awards and stock option awards, as well as benefits under employee benefit plans. Salary levels recommended by the PC Committee are intended to be consistent and competitive with the practices of comparable financial institutions and each executive's level of responsibility. The PC Committee generally utilizes internal and/or external surveys of compensation paid to executive officers performing similar duties for depository institutions and their holding companies.

     In establishing executive compensation for the Chief Executive Officer of CWBC and CWB, the PC Committee considered the overall financial condition of the Company, profitability, asset quality and compliance with rules and regulations. In determining Ms. Nahra's compensation, the PC Committee used both quantitative and qualitative criteria. They included estimated (at the time) earnings of just under $4 million, which was greater than the budget plan and is indicative of creation of shareholder value; capital strength, as evidenced by the qualification of CWB as "well capitalized"; continued strong asset quality; improvements in customer service and compliance; and, the development of other executive and senior talent in the Company. The PC Committee also considered the amount of time the executive had been with the

Company, performance goals and general industry customs. Generally excluded from the PC Committee's consideration of incentive bonuses would be income or expenses resulting from extraordinary or non-recurring events, regulatory changes, merger or acquisition activity or the imposition of changes in generally accepted accounting principles.

     The PC Committee believes that the Company's compensation program and compensation levels are effective in attracting, motivating and retaining outstanding executive and senior officers and that they are consistent with the Company's immediate and long-term goals.

                                   THE PERSONNEL / COMPENSATION COMMITTEE

                                   Jean W. Blois, Chairman
                                   John D. Illgen
                                   William R. Peeples

Dated:  November 18, 2004

EXECUTIVE COMPENSATION

     The following table sets forth, for the years ended December 31, 2004, 2003 and 2002, the compensation information for the Company's Chief Executive Officer and the other four most highly compensated executive officers (collectively, the Named Executive Officers) and other key officers (Other Key Officers) serving the Company in 2004.


                                         SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                   ANNUAL COMPENSATION                COMPENSATION
                                                   -------------------                ------------
                                                                                       SECURITIES
                                                                     OTHER ANNUAL      UNDERLYING   (1) ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR   SALARY    BONUS      COMPENSATION       OPTIONS      COMPENSATION
---------------------------------------  ----  --------  -------  ------------------  -----------  ---------------
LYNDA J. NAHRA, President and Chief      2004  $175,000  $60,000  (2)  $      10,731           -   $         3,885
    Executive Officer, CWBC and CWB      2003   165,000   35,000  (2)          7,679      55,000             3,370
                                         2002   142,501   20,000                   -           -             2,952
CHARLES G. BALTUSKONIS, Executive        2004   135,417   30,000                   -      10,000             3,562
    Vice President and Chief Financial   2003   125,000   15,000                   -      10,000             1,771
    Officer, CWBC and CWB                2002    15,625        -                   -       7,500                 -
CYNTHIA M. HOOPER, Senior Vice           2004   114,989   10,000  (3)          3,339       5,000             2,242
    President, SBA Loans, CWB            2003   109,375    7,500                   -           -             1,983
                                         2002    98,797    3,750                   -      10,000             2,330
BERNARD R. MERRY, Senior Vice            2004   161,252    7,500  (3)         22,405       5,000             4,242
    President, Mortgage Division         2003   159,972    7,500                   -           -             3,728
    Manager, CWB                         2002   142,451    9,500                   -           -             3,222
WILLIAM VIANI, Executive Vice            2004   119,202   15,000                   -       5,000             3,554
    President and Credit Administrator,
    CWB

     (1) Amounts represent Company's 401(k) matching contribution plus group-term life insurance premium.

     (2) Amount represents deferrals plus interest on Ms. Nahra's deferred compensation plan.

     (3)  Amount  represents  cash  paid  in  lieu  of  earned  vacation  time.

STOCK  OPTIONS
     In connection with the bank holding company reorganization, the Company adopted the Community West Bancshares 1997 Stock Option Plan (1997 Plan) providing for the issuance of up to 842,014 option shares. At the 2003 Annual Meeting of Shareholders, an additional 450,000 option shares were approved, for an aggregate total of 1,292,014 option shares. As of the Record Date, 391,401 options had been exercised and options for 531,162 shares were outstanding, leaving 369,451 shares available for future grants.

     The following table sets forth certain information regarding stock options granted by the Company to the Named Executive Officers and Other Key Officers during 2004:

                                                   OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         Potential Realizable
                                                                                            Value at Assumed
                                                                                         Annual Rates of Stock
                                                                                         Price Appreciation for
                                              Individual Grants                              Option Term (2)
                        --------------------------------------------------------  ----------------------------------
                         Number of     Percent of
                        Securities   Total Options
                        Underlying    Granted to      Exercise
                         Options     Employees in      Price
Name                     Granted    Fiscal Year (1)  ($/share)   Expiration Date         5%               10%
----------------------  ----------  ---------------  ----------  ---------------  ----------------  ----------------
Charles G. Baltuskonis      10,000             6.6%  $     8.75           2/2014  $        55,028   $       139,452
----------------------  ----------  ---------------  ----------  ---------------  ----------------  ----------------
Cynthia M. Hooper            5,000             3.3%        8.75           2/2014           27,514            69,726
----------------------  ----------  ---------------  ----------  ---------------  ----------------  ----------------
Bernard R. Merry             5,000             3.3%        8.75           2/2014           27,514            69,726
----------------------  ----------  ---------------  ----------  ---------------  ----------------  ----------------
William Viani                5,000             3.3%        8.75           2/2014           27,514            69,726
----------------------  ----------  ---------------  ----------  ---------------  ----------------  ----------------

(1) The Company issued options to purchase 151,500 shares of Common Stock in 2004. The Company issued no stock appreciation rights in 2004.

(2) Potential realizable value assumes that the common stock appreciates at the annual rate shown (compounded annually) from the date of grant until the options expire. These numbers are calculated based on the SEC's requirements and do not represent an estimate by CWBC of future stock price growth.

     The following table sets forth certain information regarding stock options outstanding at December 31, 2004 for the Named Executive Officers and Other Key Officers.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

--------------------------------------------------------------------------------------------------
                                                             Number of
                                                             Securities
                                                             Underlying            Value of
                                                            Unexercised       Unexercised In-the-
                                                         Options at Fiscal     Money Options at
                                                            Year End (#       Fiscal Year End (1)
                        Shares Acquired                     exercisable/        ($exercisable/
Name                      on Exercise    Value Realized    unexercisable)       unexercisable)
----------------------  ---------------  --------------  ------------------  ---------------------
Lynda J. Nahra                        -               -     41,000 / 41,500  $   275,170/ $350,170
----------------------  ---------------  --------------  ------------------  ---------------------
Charles G. Baltuskonis                -               -      5,000 / 22,500  $    40,610/ $142,965
----------------------  ---------------  --------------  ------------------  ---------------------
Cynthia M. Hooper                     -               -      7,200 / 11,800  $   56,984/   $82,196
----------------------  ---------------  --------------  ------------------  ---------------------
Bernard R. Merry                      -               -     17,200 /  6,300  $   78,514/   $32,899
----------------------  ---------------  --------------  ------------------  ---------------------
William Viani                         -               -     10,000 / 13,000  $   87,700/   $79,360
----------------------  ---------------  --------------  ------------------  ---------------------

(1) Based on the closing price on the Nasdaq National Market at $13.47 per share on December 31, 2004.

                         SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
                                               (AS OF DECEMBER 31, 2004)

------------------------------------------------------------------------------------------------------------
                                        Number of
                                     securities to be                             Number of securities
                                       issued upon       Weighted-average    remaining available for future
                                       exercise of       exercise price of        issuance under equity
                                       outstanding          outstanding            compensation plans
                                    options, warrants    options, warrants        (excluding securities
Plan Category                           and rights          and rights           reflected in column (a)
----------------------------------  ------------------  -------------------  -------------------------------
                                                   (a)                  (b)                              (c)
Plans approved by shareholders                 543,307  $              6.77                          372,451
Plans not approved by shareholders                   -                  N/A                                -
Total                                          543,307                                               372,451

EMPLOYMENT AND OTHER COMPENSATION AGREEMENTS

     Ms. Nahra has an Employment Contract that expires December 31, 2006. As of July 1, 2003, Ms. Nahra's annual base salary was increased to $175,000. In addition, she has a deferred compensation account maintained at CWB for her benefit, to which 6% of her base salary (currently $10,500 per annum) is credited, along with interest at the then-current CWB six-month certificate of deposit rate. Ms. Nahra is also eligible for an annual bonus at the sole discretion of CWB's Board Personnel / Compensation Committee. For 2004, such bonus amount awarded was $60,000. Ms. Nahra's contract specifies that, in the event of termination without cause, she would continue to receive salary and benefits plus deferred compensation for a period of three months. Also, the contract contains a change of control (as defined) clause whereby, if she is terminated within one year following such event, she would be entitled to six months base salary plus deferred compensation.

     A former Chief Executive Officer and President of the Company is a party to an Executive Salary Continuation Agreement (ESC) with the Company dated January 1, 1994. The purpose of the ESC was to provide an incentive for the former executive's continuing employment with CWB on a long-term basis. The ESC provides the former executive with a salary continuation benefit of $50,000 per year for 15 years after retirement. Normal retirement under the ESC was age 61. The present value of the contractual liability has been recognized in the Company's audited financial statements. Beginning in March 2004, benefit payments under the ESC commenced.

PROFIT SHARING AND 401(k) PLAN

     The Company has established a 401(k) plan for the benefit of its employees. Employees are eligible to participate in the plan after three months of consecutive service. Employees may make contributions to the plan under the plan's 401(k) component and the Company may make contributions under the plan's profit sharing component, subject to certain limitations. The Company's contributions were determined by the Board and amounted to $137,354, $128,776 and $171,467, respectively, in 2004, 2003 and 2002.

STOCK PERFORMANCE GRAPH

     The following graph presents the cumulative, five-year total return for the Company's Common Stock compared with the Nasdaq Total Return Index, a broad market index of stocks traded on the Nasdaq National Market, and the SNL Securities Index of banks having under $500 million in total assets, which the Company believes is representative of peer issuers. The graph assumes an initial investment of $100 in each of the Company's Common Stock, the securities underlying the Nasdaq Total Return Index and the securities underlying the SNL Index for Banks on December 31, 1999, and that all dividends were reinvested. This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                               [GRAPHIC OMITED]

                                                  PERIOD ENDED
                           ----------------------------------------------------------
INDEX                      12/31/99  12/31/00  12/31/01  12/31/02  12/31/03  12/31/04
-------------------------------------------------------------------------------------
Community West Bancshares    100.00     54.74     84.76     66.25    127.14    192.68
NASDAQ Composite             100.00     60.82     48.16     33.11     49.93     54.49
SNL <$500M Bank Index        100.00     96.47    133.45    170.90    249.47    287.96

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Some of the Directors and executive officers of the Company, as well as the companies with which such Directors and executive officers are associated, are customers of and have had banking transactions with CWB in the ordinary course of business. CWB expects to have such ordinary banking transactions with such persons in the future. In the opinion of CWB management, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. Although CWB does not have any limits on the aggregate amount it would be willing to lend to Directors and officers as a group, loans to individual Directors and officers must comply with CWB's internal lending policies and statutory lending limits.

                             1997 STOCK OPTION PLAN

ELIGIBILITY

     Full-time employees, officers and Board members of CWBC and subsidiaries, including CWB, are eligible to receive awards under the Plan at the discretion of the Board.

     As of December 31, 2004, the Plan currently has available unissued and authorized grants to Directors of options to purchase up to 155,002 shares of Common Stock.

ADMINISTRATION

     The Board, serving as the "Stock Option Committee", administers the Plan. The Board has the authority to make all determinations and approvals. Members of the Board receive no additional compensation for their administration of the Plan.

TERMS OF THE STOCK OPTIONS

     The Plan authorizes the issuance to employees of two types of stock-based awards: "Incentive Stock Options", which are intended to satisfy the definition of "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (Code), and "Non-Qualified Stock Options", which fall outside the requirements of Section 422. Directors who are not employees of CWBC or its subsidiaries are eligible to receive only Non-Qualified Stock Options, while employees may, subject to the requirements of the Code, receive Incentive Stock Options.

     In general, the option exercise price for each share covered by an option equals the fair market value of the Common Stock on the date of grant. If the recipient owns in excess of 10% of the total combined vesting power of CWBC or any subsidiary, the exercise price of any Incentive Stock Option must be at least 110% of the fair market value on the date of grant.

     The Board has the discretion to determine the vesting schedule of all options under the Plan, provided that all options must vest at least 20% per year over five years from the date of grant.

     Stock Options must be exercised by payment in full of the exercise price, or, with the prior consent of the Board, may be exercised by the delivery of previously owned shares of Common Stock.

     If a plan participant's employment or affiliation as a Director with CWBC or a subsidiary ceases for any reason other than death, disability or for cause, the participant's options expire 90 days after the cessation (or any earlier date when the option's term expires). Vesting ceases at the time the affiliation ceases. If the participant's affiliation is terminated for cause, then the participant's options expire 30 days after termination (or any earlier date when the option's term expires), unless reinstated by the Board. If the participant dies while employed by CWBC, or during the 90-day period referred to above, the participant's estate may exercise any options that had vested on the date of death for a subsequent period of one year. After the disability of a participant, the participant may exercise options that had vested when the disability occurred for a subsequent period of one year.

TERMINATION OF STOCK OPTIONS AND THE PLAN

     The Plan terminates on January 23, 2007, the tenth anniversary of its adoption. No option exercised under the plan shall be exercisable for a period greater than ten years from its date of grant.

                              INDEPENDENT AUDITORS

     The Company's independent auditors for the fiscal year ended December 31, 2004 were Ernst & Young LLP (Ernst). The Company has engaged Ernst as independent auditors for the fiscal year ending December 31, 2005. Representatives of Ernst will be invited to attend the Meeting. The Company will afford the representatives an opportunity to make a statement, should they desire to do so, and expect that the representatives will be available to respond to appropriate questions.

AUDIT FEES

     During the years ended December 31, 2004 and 2003, the aggregate fees billed by Ernst for the audit of the Company's consolidated financial statements for such fiscal year and for the review of the Company's interim financial statements were $150,500 and $140,500, respectively.

AUDIT-RELATED  FEES

     During the years ended December 31, 2004 and 2003, the aggregate fees billed by Ernst for other audit-related services were $0 and $22,500, respectively.

TAX  FEES

     During the years ended December 31, 2004 and 2003, the aggregate fees billed by Ernst for professional services related to state and federal tax compliance and consulting were $32,100 and $84,600, respectively.

OTHER  FEES

     During the years ended December 31, 2004 and 2003, there were no fees billed by Ernst for information technology consulting services.

     The Audit Committee of the Company reviewed and discussed with Ernst whether the rendering of the non-audit services provided by them to the Company during fiscal 2004 was compatible with their independence. The Audit Committee pre-approves all audit and permissible non-audit services to be provided by Ernst and the estimated fees for these services.

                           2006 SHAREHOLDER PROPOSALS

     Shareholder proposals to be considered for inclusion in the Proxy Statement for the Company's 2006 Annual Meeting of Shareholders (2006 Meeting) must be received by the Company at its offices at 445 Pine Avenue, Goleta, California 93117, no later than December 23, 2005. The proposals must also satisfy the conditions and procedures prescribed by the Securities and Exchange Commission
(SEC) in Rule 14a-8 for such proposals to be included in the Company's Proxy Statement for the 2006 Meeting, and must be limited to 500 words. To be included in the Proxy Statement, the shareholder must be a holder of record or beneficial owner of at least $2,000 in market value or 1 % of the Company's securities entitled to be voted on the proposal, and have held the shares for at least one year and will continue to hold the shares through the date of the 2006 Meeting. Either the proposer, or a representative qualified under California law to present the proposal on the proposer's behalf, must attend the meeting to present the proposal. Shareholders may not submit more than one proposal.

     Shareholders wanting to recommend names of individuals for possible nomination to the Board may do so according to the following procedures:

          1. Contact the Corporate Secretary to obtain the Board membership criteria.

          2. Make typewritten submission to the Corporate Secretary naming the proposed candidate and specifically noting how the candidate meets the criteria as set forth by the Board.

          3. Submission must be received 120 days prior to the expected mailing date of the Proxy Statement.

          4. Submitter must prove they are a shareholder of the Company and have held those shares for at least one year at the time of submission.

          5. If the Submittee is aware of the submission, he or she must sign a statement indicating such.

          6. If the Submittee is not aware of the submission, the Submitter must explain why.

     The written submission must be mailed to:

     Corporate  Secretary
     Community  West  Bancshares
     445  Pine  Avenue
     Goleta,  CA  93117-3474

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers (as defined in regulations promulgated by the SEC thereunder), Directors and persons who own more than ten percent of the Common Stock to file reports of stock ownership and changes in stock ownership with the SEC. The officers, Directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of all reports of ownership furnished to the Company, or written representations that no forms were necessary, the Company believes that during the last year its officers, Directors and greater than ten percent beneficial owners complied with all filing requirements.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

     The SEC has in effect a rule governing a company's ability to use discretionary proxy authority with respect to shareholder proposals that were not submitted by the shareholders in time to be included in the proxy statement. As a result, in the event a shareholder proposal is not submitted to the Company prior to April 8, 2005, the proxies solicited by the Board for the 2005 Annual Meeting will confer authority on the Proxyholders to vote the shares in accordance with their best judgment and discretion if the proposal is presented at the 2005 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

     The Company's Board knows of no business that will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If however, other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

     Whether or not you intend to be present at the Meeting, you are urged to return your proxy card promptly. If you are then present at the Meeting and wish to vote your shares in person, your original Proxy may be revoked by voting at the Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need the Proxy card obtained from your recordholder to vote personally at the Meeting.


                                   By Order of the Board of Directors,

                                   COMMUNITY WEST BANCSHARES

                                   William R. Peeples,
                                   Chairman of the Board

Dated:  April 8, 2005
Goleta,  California

                                   APPENDIX A
                            COMMUNITY WEST BANCSHARES
                            AUDIT COMMITTEE CHARTER

                          (Revised December 16, 2004)

     The Audit Committee (AC) is appointed by the Board of Directors (Board) to assist the Board in monitoring: (1) the integrity of the Company's financial statements, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's registered public accounting firms performing audit, review or attest services and (4) the Company's internal audit and control function.

     The  AC will prepare the report that the Securities and Exchange Commission
(SEC)  rules  require  be  included  in  the  Company's  annual proxy statement.

     The function of the AC is oversight. Management is responsible for the preparation and integrity of the Company's financial statements. Management, in conjunction with the internal auditing department, or internal audit function as it is currently outsourced, is responsible for maintaining appropriate accounting and financial reporting policies and an appropriate internal control environment. The independent auditor is responsible for planning and conducting a proper audit of the Company's annual financial statements, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q and other procedures.

     The members of the AC will meet the independence requirements of NASDAQ and the rules and regulations of the SEC and no member shall have participated at any time in the preparation of financial statements of the Company or any subsidiary during the prior three years. Each member shall be financially literate and at least one member must have the additional financial sophistication required by the NASDAQ rules. The members of the AC will be appointed by the Board on the recommendation of the Chairman of the Board. The AC will have no fewer than three members.

     The AC, in its capacity as a committee of the Board, will be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm (independent auditor) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the AC. The AC will be directly responsible for the resolution of disagreements between management and the independent auditor regarding financial reporting. The AC will have the authority to retain independent legal, accounting or other advisors, as it deems necessary to carry out its duties. The AC may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend an AC meeting. The Company shall provide for appropriate funding, as determined by the AC, for payment of compensation to any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; compensation to any advisors employed by the AC; and, ordinary administrative expenses that are necessary or appropriate in carrying out its duties.

     The AC will pre-approve all auditing services and permitted non-audit services and fees to be paid for such services to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A of the Securities Exchange Act. The AC may delegate to one or more of its members the authority to grant pre-approvals of non-audit services and fees. Any such pre-approval will be presented to the full AC at its next scheduled meeting.

The AC will make regular reports to the Board.

The AC, to the extent that it deems necessary or appropriate, will:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The revised charter will be included in the annual proxy statement no less frequently than every three years.

2. Review the annual audited financial statements with management and the independent auditor, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

3. Review with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. Review with management and the independent auditor the company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors review of the quarterly financial statements.

5.   Review and discuss quarterly reports from the independent auditors on:

     a)   All  critical  accounting  policies  and  practices  to  be  used.

     b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor.

     c) The matters required to be discussed by Statement on Auditing Standards Numbers 61 and 90, as they may be amended or supplemented, relating to the audit or the Company's periodic reports.

     d) Other material written communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

6. Meet periodically with management to review the Company's major financial risk exposures and the policies and procedures that management utilizes to monitor and control such exposures.

7. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such reviews should include:

     a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     b)   Any changes required in the planned scope of the audit.

     c)   Any significant disagreements with management.

8. The Committee shall generally discuss the earnings press releases as well as financial information provided to financial analysts and rating agencies, where applicable.

9. Review disclosures made to the AC by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH ITS INDEPENDENT AUDITORS

10. Review and evaluate the experience and qualifications of the lead members of each independent auditor's team.

11. Evaluate the performance and independence of each independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence. The opinions of management and the internal auditor shall be taken into consideration as part of this review.

12. Receive and review a report from each independent auditor at least annually regarding the independent auditor's independence and discuss such reports with the auditor. Ensure that each independent auditor submits a formal written statement, as required by the Independence Standard Board Statement No. 1, as it may be amended or supplemented, delineating all relationships between the independent auditor and the Company and a formal written statement of the fees billed by the independent auditor for each of the categories of services requiring separate disclosure in the annual proxy statement. The Committee shall be entitled to rely upon the accuracy of the information provided by the independent auditor with respect to the services provided and the fees billed for non-audit services. If so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Obtain and review a report from each independent auditor at least annually regarding the independent auditor's internal quality control procedures. The report should include any material issues raised by the most recent internal quality control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

14. Meet with each independent auditor prior to the audit to review the planning and staffing of the audit.

15. The Audit Committee shall present its conclusions regarding each independent auditor to the Board.

OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION

16. Review the appointment and replacement of the staffing for the internal audit function.

17. Review the reports to management prepared by the internal audit function and management's responses.

18. Discuss with each independent auditor and management the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audits.

COMPLIANCE  OVERSIGHT  RESPONSIBILITIES

19. Obtain from each independent auditor assurance that Section 10A of the Securities Exchange Act has not been implicated.

20. Obtain reports from management, the Company's internal auditor (if applicable) and each independent auditor that the Company's subsidiary affiliated entity is in conformity with applicable regulatory and legal requirements and the Company's code of ethics.

21. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's code of ethics.

22. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23. Discuss with management and each independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

24. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

25. Review with appropriate members of management or appropriate legal counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

26. Review and approve all related party transactions required to be disclosed by Item 404 of Regulation S-K for potential conflicts of interests except for those related party transactions that have been reviewed and approved by another independent body of the Board.

27. Meet at least annually with the internal audit function representative or other members of management, if needed, in separate executive sessions.

     While the AC has the responsibilities and powers set forth in this Charter, it is not the duty of the AC to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                            COMMUNITY WEST BANCSHARES
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON MAY 26, 2005
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Marcy Shewmon and Susan Thompson, or any of them, agents and proxy of the undersigned, each with full power of substitution, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Shareholders of Community West Bancshares to be held at La Cumbre Country Club, 4015 Via Laguna, Santa Barbara, California on Thursday, May 26, 2005, at 6:00P.M,. and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote, as follows:

     1.   ELECTION  OF  DIRECTORS:
          -----------------------

          [ ]  FOR all nominees listed below  [ ]  WITHHOLD AUTHORITY

          Robert H. Bartlein     William R. Peeples
          Jean W. Blois          James R. Sims, Jr.
          John D. Illgen         Kirk B. Stovesand.
          Lynda J. Nahra         C. Richard Whiston

          INSTRUCTION: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

          ----------------------------------------------------------------------

     2. Other Business. To transact such other business as may properly come before the Meeting and any adjournment thereof.

                      PLEASE SIGN AND DATE THE OTHER SIDE

THIS PROXY WILL BE VOTED AS SPECIFIED OR IF NO CHOICE IS SPECIFIED, WILL BE VOTED FOR THE EIGHT NOMINEES FOR ELECTION (Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)


                                                  Dated:                  , 2005
     ------------------------------                     ------------------
     (Number of Shares)

     ------------------------------              -------------------------------
     (Please  Print  Your  Name)                 (Signature)

     ------------------------------              -------------------------------
     (Please  Print  Your  Name)                 (Signature, if held jointly)


     I do [ ]     do not [ ]  expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING AND VOTING IN PERSON AT THE MEETING.